COMMON STOCK                                                        COMMON STOCK

                                 PENTACON, INC.

THIS CERTIFICATE IS                                     SEE REVERSE FOR CERTAIN
TRANSFERABLE IN DENVER,CO                               DEFINITIONS AND A
OR NEW YORK,NY                                          STATEMENT AS TO THE
                                                        RIGHTS, PREFERENCES,
                                                        PRIVILEGES AND
                                                        RESTRICTIONS ON SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

Is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                                  PENTACON,INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Register.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                             [SEAL]


    CHAIRMAN OF THE BOARD                                  SECRETARY

     A statement of powers, designations, preferences, and relative, participating optional or other special rights of each class of stock or series therof and the qualifications, limitations or restrictons of such prefrences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT  --  ___________ Custodian ____________
TEN ENT -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN  -- as joint tenants with right                                Under Uniform Gifts to Minors
           of survivorship and not as                                 Act _________________________
           tenants in common                                                    (State)
                                             UNIF TRIP MIN ACT  --  ___________ Custodian (until age__)
                                                                       (Cust)
                                                                    ___________ under Uniform Transfers
                                                                       (Minor)
                                                                    to Minors Act _____________________
                                                                                        (Sign)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[                         ]

________________________________________________________________________________
 (Please print or typewrite name and address including zip code of transferee)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________
                                          X ____________________________________


                                          X ____________________________________
                                            NOTICE: THE SIGNATURE(S) TO
                                            THIS ASSIGNMENT MUST CORRESPOND
                                            WITH THE NAME(S) AS WRITTEN UPON
                                            THE FACE OF THE CERTIFICATE IN
                                            EVERY PARTICULAR, WITHOUT
                                            ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.